Elizabeth Gioia Vice President, Corporate Counsel
One Corporate Drive Shelton, CT 06484-6208 Tel 203 402-1624 elizabeth.gioia@prudential.com

March 16, 2022

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:    Prudential Annuities Life Assurance Corporation Variable Account E
    File No. 811-07260

Members of the Commission:

On behalf of Prudential Annuities Life Assurance Corporation and Prudential Annuities Life Assurance Corporation Variable Account E, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the annual report for the following underlying fund for the period ended December 31, 2021, has been submitted to contract owners.

Fund Company	1940 Act Registration No.
Columbia Funds Variable Series Trust II	811-22127

Some of the funds included in each Fund Company’s annual report filings may not be available under every contract offered by the Registrant. We understand that the funds have filed or will file these reports with the Commission.

Please call me at (203) 402-1624 if you have any questions.

Very truly yours,

/s/Elizabeth Gioia
Elizabeth Gioia
Vice President, Corporate Counsel